SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT

        Date of report (Date of earliest event reported): April 23, 2003
                                                          --------------

                           COMMONWEALTH EQUITIES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      000-49615                      41-0981849
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission                  (IRS Employer
    of Incorporation)                 File Number)           Identification No.)

            74-923 Hwy 111, Suite 185, Indian Wells, California 92210
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (760) 250-9741
                                                           --------------

Item 1.  Changes in Control of Registrant

         On February 7, 2003, Sun Vacation Properties Corporation acquired 2,219,425 shares of common stock from Pride, Inc. and Alvin Roth for $200,000 cash and a note payable, due April 7, 2003, for $110,000. Prior to the stock purchase, there were 4,000,000 common shares outstanding and no preferred shares. After the stock purchase agreement, Sun Vacation Properties Corporation owns 55.5% of the Registrant's common stock. The president of Sun Vacation Properties Corporation is Von G. Batesole and the majority shareholder of Sun Vacation Properties Corporation is Capital Consulting Group. After the Agreement and Plan of Reorganization, as described in Item 2 below, Capital Consulting Group owns 50% of the Registrant.

         Simultaneous to the stock purchase on February 7, 2003, Sun Vacation Properties Corporation executed a promissory note from Wei Chin for $200,000 with a repayment amount, including placement fees, of $285,000, in 120 days. As collateral for the Chin loan, Capital Consulting Group pledged 25,000,000 shares of newly issued Commonwealth Equities, Inc. common stock.

         The note for $110,000 carries a five (5%) percent interest per annum and is payable to Pride, Inc., Alvin Roth, and Peter Porath from Sun Vacation Properties Corporation and is personally guaranteed by Von G. Batesole.

Item 2.  Acquisition or Disposition of Assets

         On February 7, 2003, Commonwealth Equities, Inc. entered into an Agreement and Plan of Reorganization with Sun Vacation Properties Corporation effecting a recapitalization. Commonwealth Equities, Inc. issued to the shareholders of Sun Vacation Properties Corporation 44,499,425 in exchange for all 10,000,000 common shares of Sun Vacation Properties Corporation. Sun Vacation Properties Corporation became a wholly owned subsidiary of Commonwealth Equities, Inc.

         Sun Vacation Properties Corporation is a development stage vacation ownership and marketing company. The company plans to have operations in China and North America. The company plans to operate a full service travel company to support the two regions, as well.

Item 5.  Other Events and Regulation FD Disclosure

         Pursuant to the Agreement and Plan of Reorganization above, Commonwealth Equities, Inc. issued 3,500,575 shares of restricted common stock to the resigning directors and certain consultants as follows: Peter Porath 1,000,191, Pride, Inc. 1,000,192, Alvin Roth 1,000,192 and John Leo 500,000.

         The board of directors accepted the written resignations as officers and directors of Michael Schumacher and Alvin Roth, as well as, the resignation as an officer of Peter Porath. Von G. Batesole was elected Chairman, CEO, President, Secretary, and Director. Peter Porath shall remain as a director in the company.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

         (b)      Pro Forma Financial Information.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

Exhibit                      Description

                  Audited  Financial   Statements  of  Sun  Vacation  Properties
                  Corporation

                  Notes  to  Audited   Financial   Statements  of  Sun  Vacation
                  Properties Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


April 23, 2003                                     COMMONWEALTH EQUITIES, INC.

                                                   By: /s/ Von G. Batesole
                                                      --------------------------
                                                      Von G. Batesole, President

                       SUN VACATION PROPERTIES CORPORATION
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                      With

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                                                         Page

Report of Independent Certified Public Accountants                       F-2

Financial Statements:

         Balance Sheet                                                   F-3

         Statement of Operations                                         F-4

         Statement of Stockholders' Equity (Deficit)                     F-5

         Statement of Cash Flows                                         F-6

         Notes to Financial Statements                               F-7 to F-10

               Report of Independent Certified Public Accountants





The Board of Directors
Sun Vacation Properties Corporation

We have audited the accompanying balance sheet of Sun Vacation Properties Corporation (A Development Stage Company) as of January 31, 2003 and the related statement of operations, stockholders' equity (deficit) and cash flows for the period from December 31, 2002 (inception) through January 31, 2003. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Sun Vacation Properties Corporation as of January 31, 2003 and the results of its operations, changes in its stockholders' equity and its cash flows for the period ended January 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has minimal working capital and no business operations, which raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Miller and McCollom
-----------------------

MILLER AND MCCOLLOM
Certified Public Accountants
4350 Wadsworth Boulevard, Suite 300
Wheat Ridge, Colorado 80033
April 23, 2003

                       Sun Vacation Properties Corporation
                          (A Development Stage Company)

                                  BALANCE SHEET

                                     ASSETS
                                                                    January 31,
                                                                        2003
                                                                    -----------
CURRENT ASSETS
    Cash                                                            $    15,725
    Prepaid expenses                                                      5,924
                                                                    -----------
      Total current assets                                               21,649

           Total assets                                             $    21,649
                                                                    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued expenses                           $     4,903
    Note payable                                                         25,000
                                                                    -----------
      Total current liabilities                                          29,903

Commitments and contingencies

STOCKHOLDERS' (DEFICIT)
    Preferred Stock, $.001 par value; 25,000,000 shares
      authorized, no shares issued and outstanding                         --
    Common stock, $.001 par value; 50,000,000 shares
      authorized, 10,000,000 shares issued and outstanding               10,000
    Deficit accumulated during the development period                   (18,254)
                                                                    -----------
           Total stockholders' (deficit)                                 (8,254)
                                                                    -----------

           Total liabilities and stockholders' (deficit)            $    10,000
                                                                    ===========




    The accompanying notes are an integral part of the financial statements.

                       Sun Vacation Properties Corporation
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
             December 31, 2002 (Inception) Through January 31, 2003


Revenues                                                            $      --

General and administrative expenses:
      Consulting fees paid by issuing stock                              10,000
      Other administrative expenses                                       8,254
                                                                    -----------
        Total general and administrative expenses                        18,254
                                                                    -----------

Net (loss) before income taxes                                          (18,254)

Provision for income taxes                                                 --
                                                                    -----------

Net (loss)                                                          $   (18,254)
                                                                    ===========

Net (Loss) per common share                                         $         *
    * Less than $.01 per share
Weighted average common shares outstanding                            5,354,839























    The accompanying notes are an integral part of the financial statements.


                       Sun Vacation Properties Corporation
                          (A Development Stage Company)

                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
             December 31, 2002 (Inception) Through January 31, 2003

                                                                        Deficit
                                                                      Accumulated
                                                                       during the
                                   Common Stock           Paid-in     Development
                               Shares        Amount       Capital       Period          Total
                            -----------   -----------   -----------   -----------    -----------
Common stock issued,
   December 31, 2002
   for services               1,000,000   $     1,000   $      --     $      --      $     1,000
Common stock issued,
   January 16, 2003
   for services               9,000,000   $     9,000   $      --     $      --      $     9,000
Net (loss) for the period
   from inception
   (December 31, 2002)
   through
   January 31, 2003                --            --            --         (18,254)       (18,254)
                            -----------   -----------   -----------   -----------    -----------

Balance,
   January 31, 2003          10,000,000   $    10,000   $      --     $   (18,254)   $    (8,254)
                            ===========   ===========   ===========   ===========    ===========





















    The accompanying notes are an integral part of the financial statements.

                       Sun Vacation Properties Corporation
                          (A Development Stage Company)


                             STATEMENT OF CASH FLOWS
             December 31, 2002 (Inception) Through January 31, 2003




Cash flows from operating activities:
    Net loss                                                        $   (18,254)
    Reconciling adjustments:
      Common stock issued for services                                   10,000
    Change in operating assets and liabilities:
      Prepaid expenses                                                   (5,924)
      Accounts payable                                                    4,903
                                                                    -----------
Net cash (used for) operating activities                                 (9,275)

Cash flows from financing activities:
    Proceeds from note payable                                           25,000
                                                                    -----------
Cash provided by financing activities                                    25,000

Net change in cash                                                       15,725
Beginning cash balance                                                     --
Ending cash balance                                                 $    15,725
                                                                    ===========

Supplemental disclosure of cash flow information:
    Cash paid during the period for -
      Interest                                                      $      --
      Income taxes                                                  $      --

                       Sun Vacation Properties Corporation
                          (A Development Stage Company)


Note 1 - Summary of Significant Accounting Policies

This summary of significant accounting policies of Sun Vacation Properties Corporation is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements. The financial statements are stated in United States of America dollars.

Organization and Description of Business
----------------------------------------

The Corporation was incorporated in the State of Nevada on December 31, 2002.

The Corporation is a development-stage company, which plans to provide own and operate vacation properties.

Revenue Recognition
-------------------

The company does not yet have any revenues. It is the company's policy that revenues will be recognized in accordance with SEC Staff Accounting Bulletin
(SAB) No. 101, "Revenue Recognition in Financial Statements. Under SAB 101, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectibility is reasonably assured.

Use of Estimates
----------------

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Earnings (Loss) Per Share
-------------------------

Earnings (loss) per share of common stock is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding during the period. The company does not show diluted earnings per share because it would be anti-dilutive.

Estimated Fair Value of Financial Instruments
---------------------------------------------

The carrying value of accounts payable, and other financial instruments reflected in the financial statement approximates fair value due to the short-term maturity of the instruments. The fair value of its debenture payable cannot be determined because there is no market for similar investments.

                       Sun Vacation Properties Corporation
                          (A Development Stage Company)



Comprehensive Income
--------------------

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS 130 requires that the components and total amounts of comprehensive income be displayed in the financial statements beginning in 1998. Comprehensive income includes net income and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. The company currently has no components of comprehensive income other than net loss.

Income Taxes
------------

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Valuation of Long-Lived Assets
------------------------------

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Other
-----

The Company's fiscal year end is March 31.

The Company paid no dividends during the periods presented.

The Company consists of one reportable business segment.

All of the Company's assets are located in the United States.

Note 2 - Basis of Presentation - Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has minimal working capital and no business operations. This fact raises substantial doubt about the Company's ability to continue as a going concern. Management plans to raise additional capital in accordance with its business plan.

                       Sun Vacation Properties Corporation
                          (A Development Stage Company)



Note 3 - Development Stage Company

Based upon the Company's business plan, it is a development stage enterprise. Accordingly, the Company presents its financial statements in conformity with the accounting principles generally accepted in the United States of America that apply in establishing operating enterprises. As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flows from inception to the current balance sheet date.

Note 4 - Note Payable

On January 23, 2003, the company issued a promissory note in the amount of $25,000. The note is due March 31, 2003, and is secured by 100,000 shares of stock of Commonwealth Equities. The note accrues interest and fees of $10,000 at the due date.

Note 5 - Stockholders' Equity

During the period from its inception (December 31, 2002) to January 31, 2003, the Company issued 10,000,000 shares of its common stock in exchange for consulting services.

Note 6 - Related Party Transactions

During the reporting period the Company incurred legal fees in the amount of $7,815 to a law firm in which an officer of the Company is a partner. The entire amount was outstanding at January 31, 2003.

Note 7 - Income Taxes

As of January 31, 2003, the Company had approximately $18,254 of net operating loss carryforward that expires in 2023. The Company had an estimated deferred tax asset of $2,738 related to the net operating loss carryforward, and an increase for the period of the same amount. A valuation allowance has been provided for the total amount of the deferred tax asset, since the amounts, if any, of future revenues necessary to be able to utilize the carryover, are uncertain.

Income taxes at the statutory rate are reconciled to the Company's actual income taxes as follows:

  Income tax benefit at statutory rate resulting from net operating
  loss carryforward                                                      (15%)
  Deferred income tax allowance                                           15%
                                                                      ----------
                                                                           0%
                                                                      ==========

                       Sun Vacation Properties Corporation
                          (A Development Stage Company)



Note 8 - Risks and Uncertainties

The Company is subject to substantial business risks and uncertainties inherent in starting a new business. There is no assurance that the Company will be able to generate sufficient revenues or obtain sufficient funds necessary for launching a new business venture.


Note 9 - Subsequent Events

On February 7, 2003, the Company entered into an Agreement and Plan of Reorganization with Commonwealth Equities, Inc. (CWEQ), whereby the shareholders of the Company exchanged 100% of the outstanding shares of the Company for 44,466,425 shares of CWEQ, and the Company became a wholly-owned subsidiary of CWEQ. On the same date as the acquisition, The Company acquired 2,219,425 shares of the Company, incurring notes payable of $310,000. The agreement also calls for the issuance of 3,500,575 shares of CWEQ to its former directors and consultants. After the transaction, the shareholders of the Company hold more than 90% of the outstanding shares of CWEQ.

                           Commonwealth Equities, Inc.


          Unaudited Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial information has been prepared to demonstrate the acquisition of all issued and outstanding shares of Sun Vacation Properties Corporation (SVPC) on November 12, 2002 by Commonwealth Equities, Inc (CWEQ). The pro forma condensed combined financial information is based on the following:

         1. The CWEQ audited historical financial statements as of March 31, 2002 and for the year then ended and the unaudited historical financial statements as of January 31, 2003 and the ten months then ended;

         2. The SVPC audited historical financial statements as of January 31, 2003 and for the period from inception (December 31, 2002) through January 31;

         3.       Pro forma adjustments as described in the accompanying notes.

The pro forma condensed combined balance sheet as of February 7, 2003 and the pro forma condensed combined statements of operations for the ten month period ended February 7, 2003 gives effect to the acquisition of SVPC as if it occurred by purchase as of April 1, 2002.

Related pro forma adjustments are described in the accompanying notes. The unaudited pro forma condensed combined financial information is based upon available information, which has been used solely for the purposes of developing such unaudited pro forma financial information. The unaudited pro forma condensed combined financial information does not purport to represent what the results of operations or financial condition would have been had the acquisition of SVPC occurred as of the pro forma dates specified above, or to project the results of operations or financial condition for any future period or date.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes.


                           Commonwealth Equities, Inc.

              Unaudited Pro Forma Condensed Combined Balance Sheet
                                February 7, 2003

                                                                                      Pro-Forma      Pro-Forma
                                                          CWEQ            SVPC       Adjustments     Combined
                                                       -----------    -----------    -----------    -----------

Cash                                                   $      --      $    15,725    $      --      $    15,725
Other current assets                                          --            5,924           --            5,924
                                                       -----------    -----------    -----------    -----------
     Total current assets                                     --           21,649           --           21,649

                                                       -----------    -----------    -----------    -----------
     Total assets                                      $      --      $    21,649    $      --      $    21,649
                                                       ===========    ===========    ===========    ===========

Accounts payable and accrued expenses                  $      --      $    15,725    $      --      $    15,725
Notes payable                                                 --            5,924           --            5,924
Note payable (acquisition)                                    --             --          310,000        310,000

Common Stock and Paid-in Capital                           659,235         10,000       (659,235)        10,000
Retained earnings (deficit)                               (659,235)       (18,254)      (349,235)      (382,815)
                                                       -----------    -----------    -----------    -----------
     Total stockholders' equity (deficit)                     --           (8,254)      (310,000)      (367,815)

                                                       -----------    -----------    -----------    -----------
Total liabilities and stockholders' equity (deficit)   $      --      $    21,649    $      --      $    21,649
                                                       ===========    ===========    ===========    ===========


                           Commonwealth Equities, Inc.

         Unaudited Pro Forma Condensed Combined Statement of Operations
                   For the ten months ending February 7, 2003

                                                                             Pro-Forma      Pro-Forma
                                                 CWEQ            SVPC       Adjustments     Combined
                                              -----------    -----------    -----------    -----------

Revenue                                       $      --      $      --      $      --      $      --

Operating expenses                                    951         18,254           (951)        18,254
                                              -----------    -----------    -----------    -----------
Total expenses                                        951         18,254           (951)        18,254

Net income before income taxes                       (951)       (18,254)          (951)       (18,254)

Provision for income taxes                           --             --             --             --

                                              -----------    -----------    -----------    -----------
Net income                                    $      (951)   $   (18,254)   $      (951)   $   (18,254)
                                              ===========    ===========    ===========    ===========


Per share                                     $       Nil            Nil    $              $       Nil

Weighted average shares outstanding             4,000,000      6,210,256                    52,000,000

                           Commonwealth Equities, Inc.

              Notes to the Condensed Combined Financial Statements


Note 1 - Basis of Presentation

Commonwealth Equities, Inc. (the Company) entered into an agreement on February 7, 2003 with Sun Vacation Properties Corporation (SVPC), whereby the Company acquired 100% of SVPC. On the same date as the acquisition, SVPC had acquired 2,219,425 shares of the Company, incurring notes payable of $310,000. Because the shareholders of SVPC become the controlling shareholders of the Company, the transaction is treated for accounting purposes as a reverse acquisition.

Note 2 - Pro Forma Adjustments

The following adjustments were made in preparation of these statements:

(a) Adjustment to reflect acquisition as if it had occurred on April 1, 2002.